Exhibit 13 - Powers of Attorney

MLIC FORM N-4

                    MEMBERS LIFE INSURANCE COMPANY

                          POWER OF ATTORNEY

                       CHRISTOPHER J. COPELAND
                               DIRECTOR

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mike Anderson or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

--------------------------------------------------------------------------------
         PRODUCT NAME                                   1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
MEMBERS Flexible Premium Deferred                               333-
        Variable Annuity
--------------------------------------------------------------------------------

               IN WITNESS WHEREOF, this 25 day of September, 2015

                                       /S/Christopher J. Copeland
                                       --------------------------
                                       Christopher J. Copeland

MLIC FORM N-4

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                THOMAS J. MERFELD
                                    DIRECTOR

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mike Anderson or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

--------------------------------------------------------------------------------
         PRODUCT NAME                                   1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
MEMBERS Flexible Premium Deferred                               333-
        Variable Annuity
--------------------------------------------------------------------------------

               IN WITNESS WHEREOF, this 25 day of September, 2015

                                       /s/Thomas J. Merfeld
                                       --------------------
                                       Thomas J. Merfeld

MLIC FORM N-4

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 JAMES M. POWER
                                    DIRECTOR

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mike Anderson or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, and/or the Investment Company Act of 1940, as amended, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

--------------------------------------------------------------------------------
         PRODUCT NAME                                   1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
MEMBERS Flexible Premium Deferred                               333-
        Variable Annuity
--------------------------------------------------------------------------------

               IN WITNESS WHEREOF, this 25 day of September, 2015

                                       /s/James M. Power
                                       -----------------
                                       James M. Power

MLIC FORM N-4

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                M. JEFFREY BOSCO
                                    DIRECTOR

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mike Anderson or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

--------------------------------------------------------------------------------
         PRODUCT NAME                                   1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
MEMBERS Flexible Premium Deferred                               333-
        Variable Annuity
--------------------------------------------------------------------------------

               IN WITNESS WHEREOF, this 25 day of September, 2015

                                       /s/M. Jeffrey Bosco
                                       -------------------
                                       M. Jeffrey Bosco

MLIC FORM N-4

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                BRIAN J. BORAKOVE
                                    TREASURER

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mike Anderson or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

--------------------------------------------------------------------------------
         PRODUCT NAME                                   1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
MEMBERS Flexible Premium Deferred                               333-
        Variable Annuity
--------------------------------------------------------------------------------

               IN WITNESS WHEREOF, this 25 day of September, 2015

                                       /s/Brian J. Borakove
                                       --------------------
                                       Brian J. Borakove

MLIC FORM N-4

                         MEMBERS LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ROBERT N. TRUNZO
                               PRESIDENT/DIRECTOR

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mike Anderson or Ross D. Hansen, each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

--------------------------------------------------------------------------------
         PRODUCT NAME                                   1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
MEMBERS Flexible Premium Deferred                               333-
        Variable Annuity
--------------------------------------------------------------------------------

               IN WITNESS WHEREOF, this 25 day of September, 2015

                                       /s/Robert N. Trunzo
                                       -------------------
                                       Robert N. Trunzo